NOMURA ETF TRUST

(the “Trust”)

Nomura Energy Transition ETF

Nomura Focused Emerging Markets Equity ETF

Nomura Focused International Core ETF

Nomura Focused Large Growth ETF

Nomura Focused Mid Cap Growth ETF

Nomura Global Listed Infrastructure ETF

Nomura National High-Yield Municipal Bond ETF

Nomura Tax-Free USA Intermediate ETF

Nomura Tax-Free USA ETF

Nomura Tax-Free USA Short Term ETF

Nomura Transformational Technologies ETF

(each, a “Fund”)

Supplement to the Funds’ Statement of Additional Information (“SAI”)

dated July 29, 2026, as supplemented

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI. Capitalized terms not otherwise defined in this supplement have the same meaning as in the SAI.

At the joint special shareholder meeting held on September 9, 2026, Fund shareholders approved the proposal to elect eleven (11) trustees to the Board of Trustees of the Trust (“Board”). The effective date of the 11-person Board will be October 12, 2026 (“Effective Date”). The Trust will become part of the Nomura Funds complex as of the Effective Date.

Change in Management of the Trust

On the Effective Date, the section titled “Management of the Trust” is hereby deleted and replaced in its entirety with the following:

Management of the Trust

Trustees and officers

The business and affairs of the Trust are managed under the direction of its Board of Trustees. Information on the Trust’s Trustees and principal officers is provided below. The Trustees serve for indefinite terms until their mandatory retirement, resignation, death, or removal. Trustees who are not “interested persons” as defined by the 1940 Act are referred to as the “Independent Trustees”

As of June 30, 2026, the officers and Trustees of the Trust directly owned less than 1% of the outstanding shares of each Fund.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Shawn K. Lytle[2] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	95

Nomura Asset Management International[3]—Chief Executive Officer (2025-Present);

Macquarie  Asset Management[4] (2015–2025)—Head of Equities & Multi-Asset (2023–2025); Head of Americas of  Macquarie Group (2017–2025); Global Head of Public Investments (2019–2023)

					None
Independent Trustees
Jerome D. Abernathy 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	95	Stonebrook Capital Management, LLC (financial technology: macro factors and databases)—Managing Member (1993–Present)	None
Ann D. Borowiec 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	95	J.P. Morgan Chase & Co. (1987–2013)—Chief Executive Officer, Private Wealth Management (2011–2013)	None

Joseph W. Chow 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	95

Private Investor (2011–Present);

State Street Bank and Trust Company (1996–2011)—Executive Vice President of Enterprise Risk Management and Emerging Economies Strategy; and Chief Risk and Corporate Administration Officer

					None
John A. Fry 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	95	Temple University—President (2024–Present) Drexel University—President (2010-2024)	FS Credit Real Estate Income Trust, Inc. (2018–Present) vTv Therapeutics Inc. (2017–2024) Community Health Systems (2004–Present)
Joseph Harroz, Jr. 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[5]	95

University of Oklahoma—President (2020–Present); Interim President (2019–2020); Vice President and Dean, College of Law (2010–2019)

Brookhaven Investments LLC (commercial enterprises) — Managing Member (2019–Present)

St. Clair, LLC (commercial enterprises)—Managing Member (2019–Present)

					OU Health, Inc. (2020–Present) Valliance Bank (2007–Present)
Sandra A.J. Lawrence 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[5]	95	Children’s Mercy Hospitals and Clinics (2005–2019)—Chief Administrative Officer (2016–2019)

Brixmor Property Group Inc. (REIT) (2021–Present)

Sera Prognostics Inc. (biotechnology) (2021–Present)

Recology (resource recovery) (2021–2023)

Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2004–Present)

American Shared Hospital Services (medical device) (2017–2021)

Frances A. Sevilla-Sacasa 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	95	Banco Itaú International—Chief Executive Officer (2012–2016); US Trust, Bank of America Private Wealth Management—President (2007-2008); U.S. Trust Corp.—President & CEO (2005-2007)	Invitation Homes Inc. (2023–Present) Callon Petroleum Company (2019–2024) Camden Property Trust (2011–Present) New Senior Investment Group Inc. (REIT) (2021)
Brian A. Swain 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1969	Trustee	Since October 2023[6]	95	Deputy Chief Investment Officer, Howard University (February 2018 – Present)	Director, Montgomery County, Maryland Employee Retirement Plan’s Investment Trust (October 2021–2024)
Thomas K. Whitford 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since October 2026[7]	95	PNC Financial Services Group (1983–2013)—Vice Chairman (2009–2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)
Christianna Wood 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	95

Gore Creek Capital, Ltd.—Chief Executive Officer and President (2009–Present);

Capital Z Asset Management—Chief Executive
Officer (2008-2009);

California Public Employees’  Retirement System  (CalPERS)—Senior Investment  Officer of Global Equity (2002–2008)

The Merger Fund
(2013–2021), The Merger Fund VL (2013–2021),
WCM Alternatives:
Event-Driven Fund
(2013–2021), and WCM
Alternatives: Credit Event
Fund (2017–2021)

Grange Insurance
(2013–Present)

H&R Block Corporation
(2008–2022)

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Principal Occupation(s) During the Past Five Years
Officers
Aaron C. Buser 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	Vice President, General Counsel, and Secretary	Vice President since August 2022; General Counsel and Secretary since May 2025	Aaron C. Buser has served in various capacities at Nomura Asset Management since December 2025; previously, he served in various capacities at MAM since June 2022; prior to that, he served as Vice President and Assistant Secretary at SEI Investments Management Corporation and SEI Funds.
David F. Connor[8] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Assistant Secretary	Senior Vice President since May 2013; Assistant Secretary since May 2025	David F. Connor has served in various capacities at Nomura Asset Management since December 2025; previously, he served in various capacities at different times at MAM.
Daniel V. Geatens[8] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President since December 2020; Treasurer since October 2007	Daniel V. Geatens has served in various capacities at Nomura Asset Management since December 2025; previously, he served in various capacities at different times at MAM.
Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at Nomura Asset Management since December 2025; previously, he served in various capacities at different times at MAM.

1	“Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Nomura Funds complex.
2	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Manager.
3	Nomura Asset Management is part of the Investment Management Division of the Nomura Group, which is a subsidiary of, and subject to the ultimate control of, Nomura Holdings, Inc., a publicly traded Japanese company.
4	Macquarie Asset Management (“MAM”) is the marketing name for certain companies comprising the asset management division of Macquarie Group.
5	Includes time served on the Board of the Ivy Funds complex prior to the date when the Ivy Funds joined the Nomura Funds complex.
6	Includes time served on the Board of the Trust prior to the date when the Trust joined the Nomura Funds complex.
7	Mr. Whitford has served as Chair of the Board of Trustees overseeing the Nomura Funds complex since January 2023. In October 2026, he was elected to serve as Chair of the Board of the Trust, to align the leadership role across the Nomura Funds complex.
8	David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager as the Trust.

The following table shows each Trustee’s ownership of shares of the Funds and of shares of all  Nomura Funds as of December 31, 2025.

Name	Dollar Range of Equity Securities[1] in the Funds[2]	Aggregate Dollar Range of Equity Securities[1] in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Shawn K. Lytle	None	Over $100,000
Independent Trustees
Jerome D. Abernathy	None	Over $100,000
Ann D. Borowiec	None	Over $100,000
Joseph W. Chow	None	Over $100,000
John A. Fry	None	Over $100,000
Joseph Harroz, Jr.	None	Over $100,000
Sandra A.J. Lawrence	None	Over $100,000
Frances A. Sevilla-Sacasa	None	Over $100,000
Brian A. Swain	$1-$10,000 (Nomura Global Listed Infrastructure ETF) $1-$10,000 (Nomura Focused Large Growth ETF) $10,001-$50,000 (Nomura Focused Emerging Markets Equity ETF)	$10,001-$50,000
Thomas K. Whitford	None	Over $100,000
Christianna Wood	None	Over $100,000

1	The ranges for equity securities ownership by each Trustee are: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.
2	As of December 31, 2025, the Nomura Tax-Free USA Intermediate ETF, Nomura Tax-Free USA ETF, Nomura Transformational Technologies ETF, and Nomura Focused Mid Cap Growth ETF had not commenced operations.

The following table describes the compensation paid to each Trustee for the fiscal year ended March 31, 2026. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation. With regard to the Trust, the Manager, as a result of each Fund’s unitary management fee, pays such amounts to the Independent Trustees.

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Fund Complex[1]
Jerome D. Abernathy	None[2]	None	$427,500
Ann D. Borowiec	None[3]	None	$420,000
Joseph W. Chow	None[2]	None	$397,500
John A. Fry	None[2]	None	$405,000
Joseph Harroz, Jr.	None[2]	None	$427,500
Sandra A.J. Lawrence	None[2]	None	$397,500

Frances A. Sevilla-Sacasa	None[2]	None	$433,750
Brian A. Swain	$129,125[4]	None	$129,125[4]
Thomas K. Whitford (Chair)	None[2]	None	$523,750
Christianna Wood	None[2]	None	$427,500

1	Each Independent Trustee receives an annual retainer fee for serving as a Trustee for the investment companies in the Nomura Funds family of funds (95 funds in the complex) for which they serve, plus certain meeting fees. The committee chairs and Board Chair also receive retainers for serving as committee chair or serving as Board Chair, respectively. An Independent Trustee may receive additional fees based on determination by the Board Chair and the Nominating and Corporate Governance Committee.
2	Election as an Independent Trustee of the Trust effective October 12, 2026.
3	Appointment as an Independent Trustee of the Trust effective April 2026.
4	Aggregate compensation for the Trust’s fiscal year ended March 31, 2026, before the Trust became part of the Nomura Funds complex.

Common Board of Trustees: The business of the Trust is managed under the direction of its Board. The Trustees also serve on the Boards of all the other investment companies that comprise the Nomura Funds. The Trustees believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Trustees believe that the common board structure allows the Trustees to leverage their individual expertise and that their judgment is enhanced by being Trustees of all of the funds in the complex.

Size and Composition of Board: The Board is currently composed of eleven Trustees. Ten of the eleven are Independent Trustees. The Board is composed of Trustees with a variety of professional backgrounds and experiences. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Trustees. As a result, a Trustee may serve until December 31 of the calendar year in which such Trustee reaches the age of 75. At the discretion of the other Trustees, active service for a particular Trustee may be extended for a limited period of time beyond a Trustee’s normal retirement date.

Qualifications of the Trustees: The Board has concluded that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee should serve as a Trustee. In reaching its determination the Board, at the recommendation of the Nominating and Corporate Governance Committee, considers, in light of the Trust’s business and structure, the individual’s experience, qualifications, attributes, and skills. No one such factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee’s educational background; business, professional training or practice; public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences; (ii) the ability to work effectively and collegially with other people; (iii) how the Trustee’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole; and (iv) the Trustee’s willingness and ability to contribute to the Board’s oversight and decision-making functions and provide the necessary skills to allow the Board to carry out its responsibilities. In addition to the table above, set forth below is a brief discussion of the specific experience, qualifications and skills of each Trustee that led the Board to conclude that he or she should serve as a Trustee. References below to the length of time served on the Board refers to the time since the Trustee began serving one or more of the Trusts in the Nomura Funds complex.

Jerome D. Abernathy — Mr. Abernathy has extensive experience in the investment management industry. He has been the Managing Member of Stonebrook Capital Management, LLC (financial technology: macro factors and databases) since 1993 and has served in various roles including Chief Investment Officer and Managing Partner. Prior to that, Mr. Abernathy served as a Managing Director at Guggenheim Investments, Director of Research at Moore Capital Management, and as a trader and researcher at Morgan Stanley. He also has experience as a director of other corporate and not-for-profit boards. Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from the Massachusetts Institute of Technology. He has served on the Board since January 2019.

Ann D. Borowiec — Ms. Borowiec has extensive experience in the banking, and wealth management industry. She is currently a private investor. She was previously the Chief Executive Officer of Private Wealth Management at J.P. Morgan Chase & Co. from 2011 to 2013. During her 25 year career at J.P. Morgan, she served in a variety of senior roles including running the U.S. Private Bank, leading the global marketing team for Private Banking, and running Investor relations for J.P. Morgan Chase & Co. Ms. Borowiec began her career in public accounting. She also has experience as a director of other corporate and not-for-profit boards, including, among others, Santander Bank N.A., Banco Santander International and the New Jersey Symphony. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. She has served on the Board since March 2015.

Joseph W. Chow — Mr. Chow has extensive experience in the banking and financial services industry, including investments, risk management and business strategy. Mr. Chow is currently a private investor. He was previously at State Street Bank and Trust Company where he held a number of positions between 1990 and 2011, including Executive Vice President of Enterprise Risk Management, Executive Vice President of Emerging Economies Strategy, and Chief Risk and Corporate Administration Officer. He also has experience as a director of other corporate and not-for-profit boards, including Hercules Technology Growth Capital, Inc. Mr. Chow holds a B.A. degree from Brandeis University and a M.C.P. (city planning) and a M.S in Management (finance) from the Massachusetts Institute of Technology. He has served on the Board since January 2013.

John A. Fry — Mr. Fry has extensive experience in higher education. Having served in senior management for four major institutions of higher learning, he has extensive experience overseeing areas such as finance, investments, risk-management, internal audit, and information technology. He has been the President of Temple University since 2024. Prior to that, he served as President of Drexel University from 2010 to 2024; President of Franklin & Marshall College from 2002 to 2010; Executive Vice President of the University of Pennsylvania from 1995 to 2002; and as a management consultant for the higher education and non-profit sectors at Coopers & Lybrand’s National Higher Education Consulting Practice from 1990 to 1995 and KPMG Peat Marwick from 1982 to 1990. He also has extensive experience as a director of other corporate and not-for-profit boards, including, among others, the Federal Reserve Bank of Philadelphia, the Kresge Foundation and FS Credit Real Estate Income Trust Inc. Mr. Fry holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. He has served on the Board since January 2001.

Joseph Harroz, Jr. — Mr. Harroz has extensive experience in higher education. He has been the President of the University of Oklahoma since 2020. Prior to that he served as the Interim President from 2019 to 2020, Dean of the College of Law from 2010 to 2019, General Counsel from 1997 to 2019 and Vice President of Executive Affairs from 1994 to 1997. Mr. Harroz is a Managing Member of Brookhaven Investments LLC and St. Clair, LLC, each commercial enterprises, since 2019. He also has experience as a director of other corporate and not-for-profit boards, including OU Health, Inc., Southeastern Athletic Conference, Big 12 Athletic Conference and Valliance Bank. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. He has been on the Board since April 2021 and prior to that on the Board of Trustees of the Ivy Funds from November 1998 to April 2021, serving as chair of that board for more than a decade.

Sandra A.J. Lawrence — Ms. Lawrence has extensive experience in the healthcare and financial services sectors. She is currently a private investor. Ms. Lawrence was Chief Administrative Officer and Executive Vice President of Children’s Mercy Hospitals and Clinics from 2016 to 2019 and Chief Financial Officer and Executive Vice President from 2005 to 2016. Prior to that, she was Chief Financial Officer and Senior Vice President of Midwest Research Institute (MRI) from 2004 to 2005, Vice President and Administrator of Gateway, Inc. from 1998 to 2000, General Manager of Gateway’s Kansas City operation from 1997 to 1998, Director of MRI’s Statistics & Economics Center from 1995 to 1997, and President of Stern Brothers (investment bank) from 1992 to 1995. Ms. Lawrence also previously served as interim Chief Executive Officer of Frontier Medical Research, President and Chief Executive Officer of Global Packaging Solutions, Inc., and in various roles in commercial real estate development. She also has extensive experience as a director of other corporate, private, and not-for-profit boards. Ms. Lawrence holds a B.A. from Vassar College, an M.Arch from the Massachusetts Institute of Technology, and an M.B.A. from Harvard Business School. She has served on the Board since April 2021. Prior to that, she served on the Board of Trustees of the Ivy Funds from April 2019 to April 2021.

Frances A. Sevilla-Sacasa — Ms. Sevilla-Sacasa has extensive experience in banking and wealth management. She is currently a private investor and was CEO of Banco Itaú International, Miami, Florida, from April 2012 to December 2016. She served as Executive Advisor to the Dean of the University of Miami School of Business from August 2011 to March 2012, Interim Dean of the University of Miami School of Business from January 2011 to July 2011, President of US Trust, Bank of America Private Wealth Management from July 2007 to December 2008, President and CEO of US Trust Company from early 2007 until June 2007, and President of US Trust Company from November 2005 until June 2007. She previously served in a variety of roles with Citigroup’s private banking business, including President of Latin America Private Banking, President of Europe Private Banking, and Head of International Trust Business. She also has experience as a director of other corporate and not-for-profit boards. Ms. Sevilla-Sacasa holds a B.A. from the

University of Miami and an M.B.A from the Thunderbird School of Global Management. She has served on the Board since September 2011.

Brian A. Swain — Mr. Swain has extensive experience in the investment management industry. Mr. Swain joined Howard University in February 2018 and is currently the Deputy Chief Investment Officer for Howard University’s investment office responsible for the management of the Endowment and Retirement Trust. He also served as an appointed board member of the Montgomery County Employee Retirement Plan’s Investment Trust in Maryland from October 2021 to 2024. Prior to joining Howard University, Mr. Swain worked for 28 years in various roles including Senior Managing Director and portfolio manager of Tiburon Capital Management LLC, co-founder and Chief Investment Officer for Quattro Global Capital LLC, analyst, head of research and portfolio manager for the Palladin Group LLC, and received credit and analytical training at Penn Mutual Life Insurance Company. Mr. Swain received a Bachelor of Science, Finance in 1990 from The Pennsylvania State University, is a chartered financial analyst (CFA), member of the CFA Institute and CFA Washington. Mr. Swain has served on the Board since October 2023.

Thomas K. Whitford — Mr. Whitford has extensive experience in the banking and financial services industry. He is currently a private investor. He was the Vice Chairman of PNC Financial Services Group from 2009 to 2013. Prior to that, he held a number of other leadership positions at PNC, including Chairman of National City Bank (responsible for PNC’s integration of National City Corporation) from 2008 to 2009, Chief Administrative Officer from 2007 to 2008, Chief Risk Officer from 2002 to 2007, Chief Executive Officer of PNC’s Wealth Management business from 1997 to 2001 and other positions from 1983 to 1997. He also has previous experience as a director of other corporate and not-for-profit boards, including among others, HSBC North America Holdings Inc., HSBC Finance Corporation, Longwood Gardens and The Barnes Foundation. Mr. Whitford holds a B.S. from the University of Massachusetts and an M.B.A. from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013 and as Chair since January 2023.

Christianna Wood — Ms. Wood has extensive portfolio management experience in the institutional investment management industry. She has been the President and Chief Executive Officer of Gore Creek Capital, Ltd. since 2009. Prior to that she served as the Chief Executive Officer of Capital Z Asset Management (one of the largest independent sponsors of hedge funds) from 2008 to 2009 and as the Senior Investment Officer of Global Equity of the California Public Employees’ Retirement System (CalPERS) (the largest public pension plan in the United States) from 2002 to 2008. At CalPERS, in addition to the responsibility for their $150 billion global equity portfolio in internal and externally managed long-only and hedge fund strategies, Ms. Wood also had oversight responsibilities for CalPERS corporate governance program and ESG strategies. She has extensive experience as a non-executive director of numerous corporate and not-for-profit boards. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University. Ms. Wood was a 2018 Harvard University Advanced Leadership Fellow. She has served on the Board since January 2019.

Shawn K. Lytle — Mr. Lytle is Chief Executive Officer of Nomura Asset Management International, where he is responsible for overseeing the business, investment teams, and strategies for clients. He joined Nomura Asset Management as part of Nomura’s acquisition of Macquarie Asset Management’s US and European public investments business in 2025. He also serves as the President of Nomura Funds (formerly, Macquarie Funds) and oversees registered vehicle governance in the US and Europe. Mr. Lytle is a member of the Nomura Asset Management International Executive Committee. He has more than 30 years of asset management experience. Before joining Macquarie in 2015, he held several management and equity investment roles at UBS Asset Management and various roles at J.P. Morgan Asset Management. Mr. Lytle is a member of the Investment Company Institute (ICI) Executive Committee. He is also a board member of OppNet and Philadelphia Financial Scholars, in addition to being the former Chairman of the National Association of Securities Professionals (NASP). He earned a Bachelor of Science in marketing from The McDonough School of Business at Georgetown University.

Board Leadership Structure: The Board has overall responsibility for the oversight of the Funds. The Chair of the Board is an Independent Trustee and the Chair of each Committee of the Board is an Independent Trustee. The Board has six standing Committees: Audit Committee, Nominating and Corporate Governance Committee, Compliance Committee, Equity Investments Committee, Fixed Income and Multi-Asset Funds Committee, and Committee of Independent Trustees. The role of the Chair of the Board is to preside at all meetings of the Board, to act as a liaison with service providers, Fund officers, legal counsel and other Trustees generally between meetings and to actively develop meeting agendas. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee, respectively, from time to time.

The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

Audit Committee: This committee monitors accounting and financial reporting policies, practices, and internal controls, as well as valuation matters for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The committee currently consists of the following Independent Trustees: Frances A. Sevilla-Sacasa, Chair; Joseph W. Chow; and Christianna Wood. The Audit Committee held five meetings during the Trust’s last fiscal year. The Audit Committee of the Board overseeing the Nomura Funds complex held seven meetings during the Trust’s last fiscal year.

Nominating and Corporate Governance Committee: This committee is responsible for nominating Trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The committee currently consists of the following Independent Trustees: John A. Fry, Chair; Ann D. Borowiec; and Sandra A.J. Lawrence. The Nominating and Corporate Governance Committee held two meetings during the Trust’s last fiscal year. The Nominating and Corporate Governance Committee of the Board overseeing the Nomura Funds complex held five meetings during the Trust’s last fiscal year.

The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Nomura Funds at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the committee in evaluating the recommendation.

In evaluating nominees, the committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

ETF Committee: This committee is responsible for assisting the Board with the oversight, monitoring, and evaluation of the exchange-traded funds within the Nomura Funds complex managed by Nomura Asset Management International and the Manager. The committee currently consists of the following Independent Trustees: Brian A. Swain, Chair; Jerome D. Abernathy; Ann D. Borowiec; Frances A. Sevilla-Sacasa; and Christianna Wood. The ETF Committee is a newly established committee of the Trust and thus did not meet during the Trust’s last fiscal year. The ETF Committee of the Board overseeing the Nomura Funds complex did not meet during the Trust’s last fiscal year.

Compliance Committee: This committee assists the Board’s oversight of the Trust’s compliance program and the Trust’s Chief Compliance Officer and also provides assistance to the Board in fulfilling its oversight responsibilities with respect to policies and procedures related to compliance, regulatory, legal and operational risk mitigation measures and controls involving the Trust and its service providers (other than matters primarily involving the Funds’ auditors or related to valuation or investment related risk). The committee currently consists of the following Independent Trustees: Joseph Harroz, Jr., Chair; Jerome D. Abernathy; Ann D. Borowiec; and Sandra A.J. Lawrence. The Compliance Committee is a newly established committee of the Trust and thus did not meet during the Trust’s last fiscal year. The Compliance Committee of the Board overseeing the Nomura Funds complex held four meetings during the Trust’s last fiscal year.

Investments Committees: Each of the Investments Committees works to assist the Board in the oversight, monitoring, and evaluation of Fund performance, investment-related risks and other related matters. The Committees meet with the investment management team representatives of the Funds from time to time to discuss investment performance and investment process and perform such other functions as may be delegated to it from time to time by the Board.

The Equity Investments Committee currently consists of the following Independent Trustees: Christianna Wood, Chair; Ann D. Borowiec; Joseph Harroz, Jr; and Sandra A.J. Lawrence. The Equity Investments Committee is a newly established committee of the Trust and thus did not meet during the Trust’s last fiscal year. The Equity Investments Committee of the Board overseeing the Nomura Funds complex held four meetings during the Trust’s last fiscal year.

The Fixed Income and Multi-Asset Funds Committee consists of the following Independent Trustees: Jerome D. Abernathy, Chair; Joseph W. Chow; John A. Fry; and Frances A. Sevilla-Sacasa. The Fixed Income and Multi-Asset Funds Committee is a newly established committee of the Trust and thus did not meet during the Trust’s last fiscal year. The Fixed Income and Multi-Asset Funds Committee of the Board overseeing the Nomura Funds complex held four meetings during the Trust’s last fiscal year.

Committee of Independent Trustees: This committee oversees the approval process of the Trust’s advisory and distribution agreements and arrangements, serves as a liaison between the Board and the Manager and the Trust’s Chief Compliance Officer and undertakes other responsibilities. The committee is comprised of all of the Trust’s Independent Trustees. The Committee of Independent Trustees is a newly established committee of the Trust and thus did not meet during the Trust’s last fiscal year. The Committee of Independent Trustees of the Board overseeing the Nomura Funds complex held eight meetings during the Trust’s last fiscal year.

Board Role in Risk Oversight: Investing in general and the operation of a Fund involve a variety of risks, such as investment risk, illiquidity risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, sub-advisers, the Trust’s Chief Compliance Officer, the Funds’ independent registered public accounting firm, counsel, and other parties, as appropriate, regarding risks faced by the Trust and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Funds resides with the Manager and other service providers to the Funds. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Funds or the Manager, its affiliates or other service providers.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check (if applicable).

Please keep this Supplement for future reference.

This Supplement is dated October 5, 2026